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                                                                    Exhibit 99.2

                        NOTICE OF GUARANTEED DELIVERY
                                     FOR
              8 5/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2011
                                      OF
                        GARDEN STATE NEWSPAPERS, INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Garden State Newspapers, Inc. (the "Company") made pursuant to the Prospectus dated _____, 1999 (the "Prospectus") if certificates for the 8 5/8% Series A Senior Subordinated Notes due 2011 (the "Original Notes") of the Company are not immediately available or if the Original Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

                  TO: THE BANK OF NEW YORK, THE EXCHANGE AGENT

    BY REGISTERED OR CERTIFIED MAIL:           BY HAND OR OVERNIGHT DELIVERY

          The Bank of New York                     The Bank of New York
         101 Barclay Street, 7E                     101 Barclay Street
        New York, New York  10286          Corporate Trust Window, Ground Floor
      Attn: Reorganization Section               New York, New York  10286

                                  BY FACSIMILE:
                                 (212) 815-6330
                        (For Eligible Institutions only)

                             TO CONFIRM BY TELEPHONE
                               OR FOR INFORMATION:
                                 (212) 815-5920

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Original Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Garden State Newspapers, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Original Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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            NOTE:  SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Principal Amount(s) of Original Notes     Name(s) of Record Holder(s)

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------
                                                  PLEASE PRINT OR TYPE

                                          Address
                                                 ------------------------------
                                                                       ZIP CODE

                                          Area Code and Tel. No.
                                                                ---------------

Certificate Nos. (if available)           Signature(s)
                                                      -------------------------

-------------------------------------     -------------------------------------

-------------------------------------     Dated:
                                                -------------------------------
                                          If Original Notes will be delivered
                                          by book-entry transfer at The
                                          Depository Trust Company ("DTC"),
                                          Depository Account
                                          No.:
                                              ---------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) of Original Notes exactly as its (their) name(s) appear(s) on certificates for Original Notes or on a security position listing as the owner of the Original Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                        Please print name(s) and address(es)

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Name(s)
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Capacity:
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Address(es)
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                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees that delivery to the Exchange Agent of certificates for the Original Notes tendered hereby, in proper form for transfer (or confirmation of electronic delivery of book-entry transfer of such Original Notes into the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

Name of Firm
            -------------------------     -------------------------------------
                                                   AUTHORIZED SIGNATURE

Address                                   Name
       ------------------------------         ---------------------------------
                                                     PLEASE PRINT OR TYPE

                                          Title
-------------------------------------          --------------------------------
                            ZIP CODE

Area Code & Tel. No.                      Date
                    -----------------         ---------------------------------

Dated:                         , 1999
      -------------------------

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NOTE:     DO NOT SEND ORIGINAL NOTES WITH THIS FORM; ORIGINAL NOTES SHOULD BE
          SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE DATE OF EXECUTION OF THE NOTICE OF GUARANTEED DELIVERY.